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The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

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Wachovia Mortgage Loan Trust 2005-WMC1

                                                               BREAKEVEN LOSSES
Forward Libor
------------------------------------------------------------------------------------------------------------------------------------
Class                         M-1         M-2       M-3       M-4      M-5      M-6       M-7        M-8         M-9        M-11
Rating (S&P / Moody's)     AA+ / Aa1   AA+ / Aa2  AA / Aa3  AA / A1  AA / A2  A+ / A3  A+ / Baa1   A / Baa2  BBB+ / Baa3 BBB- / Ba2
------------------------------------------------------------------------------------------------------------------------------------
Break-Even CDR               31.731      25.398    21.761    19.300   16.848   14.860   12.729      11.256      9.856      7.920
Collateral Loss %            22.13%      19.15%    17.21%    15.79%   14.28%   12.97%   11.48%      10.39%      9.31%      7.73%

Forward Libor + 100 bps
------------------------------------------------------------------------------------------------------------------------------------
Class                         M-1         M-2       M-3       M-4      M-5      M-6       M-7        M-8         M-9        M-11
Rating (S&P / Moody's)     AA+ / Aa1   AA+ / Aa2  AA / Aa3  AA / A1  AA / A2  A+ / A3  A+ / Baa1   A / Baa2  BBB+ / Baa3 BBB- / Ba2
------------------------------------------------------------------------------------------------------------------------------------

Break-Even CDR               30.949      24.61     20.973    18.517   16.077   14.097   11.976      10.513      9.125      7.242
Collateral Loss %            21.78%      18.74%    16.77%    15.32%   13.78%   12.45%   10.93%      9.83%       8.73%      7.15%

Forward Libor + 200 bps
------------------------------------------------------------------------------------------------------------------------------------
Class                         M-1         M-2       M-3       M-4      M-5      M-6       M-7        M-8         M-9        M-11
Rating (S&P / Moody's)     AA+ / Aa1   AA+ / Aa2  AA / Aa3  AA / A1  AA / A2  A+ / A3  A+ / Baa1   A / Baa2  BBB+ / Baa3 BBB- / Ba2
------------------------------------------------------------------------------------------------------------------------------------

Break-Even CDR               30.051      23.703    20.071    17.622   15.192   13.222   11.115      9.664       8.298      6.471
Collateral Loss %            21.38%      18.27%    16.25%    14.77%   13.20%   11.84%   10.29%      9.16%       8.05%      6.48%

Assumptions:
1) Cash Flows run at the Pricing Speed to Maturity
2) Forward LIBOR
3) Triggers are failing after the Stepdown Date
4) 40% Loss Severity
5) 12 month Liquidation Lag
6) Defaults are in addition to Prepayments
7) Servicer advances 100% of principal and interest until liquidation
8) "Break-Even CDR" is the Constant Default Rate that creates the first dollar of principal loss on the related Class


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

          Forward LIBOR

           [LINE GRAPH]

  Period   1 mo LIBOR  6 mo LIBOR
         1     3.78938    4.01000
         2     3.87705    4.07352
         3     3.96722    4.12444
         4     4.06625    4.16357
         5     4.03482    4.18678
         6     4.05912    4.21946
         7     4.14021    4.24485
         8     4.16613    4.26193
         9     4.19266    4.27715
        10     4.21450    4.28769
        11     4.22332    4.30634
        12     4.23101    4.31504
        13     4.25005    4.32132
        14     4.25682    4.32785
        15     4.26162    4.33416
        16     4.32408    4.33955
        17     4.26978    4.33511
        18     4.27296    4.34130
        19     4.28488    4.34707
        20     4.28928    4.35116
        21     4.29292    4.35585
        22     4.29802    4.35897
        23     4.30109    4.37363
        24     4.30326    4.37670
        25     4.30866    4.37998
        26     4.31099    4.38629
        27     4.31269    4.39115
        28     4.37313    4.39758
        29     4.32210    4.39550
        30     4.32506    4.40226
        31     4.33939    4.41010
        32     4.34387    4.41801
        33     4.34890    4.42495
        34     4.35904    4.43173
        35     4.36376    4.44959
        36     4.36861    4.45618
        37     4.38178    4.46252
        38     4.38605    4.47192
        39     4.39003    4.48066
        40     4.45648    4.49079
        41     4.40471    4.49176
        42     4.41065    4.50256
        43     4.43116    4.51437
        44     4.43864    4.52278
        45     4.44680    4.53200
        46     4.46061    4.54254
        47     4.46579    4.55309
        48     4.47227    4.56358
        49     4.48444    4.57482
        50     4.49250    4.58294
        51     4.50393    4.59065
        52     4.52426    4.59855
        53     4.52942    4.60287
        54     4.53358    4.60925
        55     4.53565    4.61741
        56     4.53717    4.62636
        57     4.54086    4.63683
        58     4.55260    4.64855
        59     4.56094    4.65730
        60     4.57206    4.66766
        61     4.59076    4.67349
        62     4.59548    4.67800
        63     4.60013    4.68265
        64     4.60478    4.69166
        65     4.61001    4.69847
        66     4.61326    4.70886
        67     4.61842    4.71770
        68     4.62259    4.72499
        69     4.64541    4.73470
        70     4.64997    4.73937
        71     4.65517    4.74497
        72     4.66032    4.75536
        73     4.66509    4.76201
        74     4.67123    4.77094
        75     4.67556    4.78102
        76     4.68101    4.78948
        77     4.70567    4.79780
        78     4.71048    4.80540
        79     4.71619    4.81113
        80     4.72223    4.81991
        81     4.72765    4.83106
        82     4.73253    4.83907
        83     4.73879    4.85035
        84     4.74489    4.85841
        85     4.76993    4.86549
        86     4.77528    4.87108
        87     4.77999    4.87664
        88     4.78614    4.88101
        89     4.79095    4.89105
        90     4.79437    4.89896
        91     4.80019    4.90824
        92     4.80531    4.91753
        93     4.81043    4.92565
        94     4.83385    4.93328
        95     4.83976    4.94000
        96     4.84459    4.94382
        97     4.84983    4.94681
        98     4.85441    4.95672
        99     4.85853    4.96333
       100     4.86402    4.97135
       101     4.86876    4.98025
       102     4.87206    4.98810
       103     4.89611    4.99624
       104     4.90087    5.00244
       105     4.90525    5.00639
       106     4.91022    5.01034
       107     4.91452    5.01965
       108     4.91879    5.02650
       109     4.92336    5.03218
       110     4.92792    5.04087
       111     4.93193    5.04770
       112     4.95333    5.05536
       113     4.95877    5.06006
       114     4.96171    5.06496
       115     4.96724    5.07145
       116     4.97086    5.07763
       117     4.97530    5.08492
       118     4.97961    5.09315
       119     4.98391    5.10021
       120     4.98891    5.10681
       121     5.00855    5.11471
       122     5.01296    5.11880
       123     5.01781    5.12247
       124     5.02195    5.13105
       125     5.02609    5.13634
       126     5.03051    5.14320
       127     5.03494    5.15181
       128     5.03865    5.15708
       129     5.05710    5.16493
       130     5.06111    5.16789
       131     5.06510    5.17178
       132     5.06891    5.17928
       133     5.07231    5.18259
       134     5.07726    5.18754
       135     5.08006    5.19490
       136     5.08393    5.19928
       137     5.10026    5.20369
       138     5.10204    5.20873
       139     5.10609    5.21298
       140     5.10879    5.21715
       141     5.11233    5.22306
       142     5.11514    5.22663
       143     5.11951    5.23099
       144     5.12278    5.23663
       145     5.13459    5.23834
       146     5.13755    5.24072
       147     5.13905    5.24384
       148     5.14154    5.24549
       149     5.14377    5.24802
       150     5.14486    5.25280
       151     5.14802    5.25670
       152     5.15065    5.25894
       153     5.15267    5.26348
       154     5.16098    5.26530
       155     5.16360    5.26898
       156     5.16477    5.26913
       157     5.16583    5.26868
       158     5.16769    5.27226
       159     5.16880    5.27370
       160     5.17145    5.27471
       161     5.17231    5.27769
       162     5.17249    5.27935
       163     5.18051    5.28208
       164     5.17991    5.28347
       165     5.18100    5.28409
       166     5.18140    5.28427
       167     5.18258    5.28703
       168     5.18339    5.28673
       169     5.18459    5.28609
       170     5.18504    5.28828
       171     5.18542    5.28801
       172     5.18843    5.28843
       173     5.18836    5.28899
       174     5.18774    5.28913
       175     5.18900    5.29106
       176     5.18840    5.28992
       177     5.18891    5.28998
       178     5.18905    5.29047
       179     5.18920    5.28989
       180     5.19009    5.28887
       181     5.18819    5.28850
       182     5.18833    5.28754
       183     5.18844    5.28643
       184     5.18780    5.28758
       185     5.18756    5.28623
       186     5.18620    5.28651
       187     5.18707    5.28776
       188     5.18645    5.28620
       189     5.18731    5.28550
       190     5.18593    5.28547
       191     5.18462    5.28475
       192     5.18441    5.28595
       193     5.18324    5.28315
       194     5.18320    5.28227
       195     5.18277    5.28123
       196     5.18233    5.28132
       197     5.18265    5.27887
       198     5.18035    5.27969
       199     5.18107    5.28026
       200     5.18030    5.27851
       201     5.17849    5.27896
       202     5.17693    5.27721
       203     5.17673    5.27678
       204     5.17613    5.27746
       205     5.17517    5.27463
       206     5.17568    5.27282
       207     5.17396    5.27288
       208     5.17378    5.27106
       209     5.17354    5.26873
       210     5.17146    5.26896
       211     5.16915    5.26896
       212     5.16786    5.26759
       213     5.16749    5.26786
       214     5.16637    5.26613
       215     5.16671    5.26525
       216     5.16518    5.26482
       217     5.16411    5.26202
       218     5.16409    5.26071
       219     5.16259    5.25934
       220     5.16224    5.25803
       221     5.15784    5.25562
       222     5.15607    5.25570
       223     5.15595    5.25535
       224     5.15504    5.25507
       225     5.15412    5.25378
       226     5.15288    5.25157
       227     5.15235    5.25148
       228     5.15144    5.24855
       229     5.15088    5.24471
       230     5.14930    5.24453
       231     5.14395    5.24170
       232     5.14362    5.24051
       233     5.14214    5.23981
       234     5.14009    5.23908
       235     5.14123    5.23868
       236     5.13867    5.23754
       237     5.13809    5.23540
       238     5.13738    5.23259
       239     5.13593    5.23196
       240     5.13494    5.22960
       241     5.12885    5.22577
       242     5.12773    5.22553
       243     5.12629    5.22383
       244     5.12555    5.22284
       245     5.12439    5.22160
       246     5.12226    5.22021
       247     5.12263    5.22037
       248     5.12078    5.21734
       249     5.12007    5.21559
       250     5.11895    5.21425
       251     5.11298    5.21195
       252     5.11255    5.21009
       253     5.11034    5.20901
       254     5.10969    5.20722
       255     5.10893    5.20525
       256     5.10744    5.20467
       257     5.10641    5.20173
       258     5.10427    5.20058
       259     5.10431    5.20047
       260     5.10286    5.19760
       261     5.09825    5.19556
       262     5.09582    5.19508
       263     5.09518    5.19393
       264     5.09444    5.19443
       265     5.09263    5.19104
       266     5.09196    5.18931
       267     5.09088    5.18682
       268     5.08979    5.18578
       269     5.08942    5.18227
       270     5.08654    5.18207
       271     5.08187    5.18085
       272     5.08050    5.17921
       273     5.07980    5.17915
       274     5.07840    5.17712
       275     5.07838    5.17589
       276     5.07657    5.17498
       277     5.07523    5.17117
       278     5.07487    5.16942
       279     5.07309    5.16831
       280     5.07233    5.16602
       281     5.06671    5.16329
       282     5.06461    5.16356
       283     5.06471    5.16342
       284     5.06400    5.16150
       285     5.06258    5.16178
       286     5.06126    5.15920
       287     5.06092    5.15928
       288     5.05949    5.15613
       289     5.05814    5.15254
       290     5.05741    5.15219
       291     5.05149    5.14955
       292     5.05151    5.14747
       293     5.04970    5.14736
       294     5.04775    5.14643
       295     5.04918    5.14653
       296     5.04633    5.14498
       297     5.04576    5.14319
       298     5.04443    5.14083
       299     5.04376    5.14063
       300     5.04273    5.13761
       301     5.03751    5.13368
       302     5.03611    5.13407
       303     5.03481    5.13224
       304     5.03448    5.13106
       305     5.03304    5.13044
       306     5.03107    5.12901
       307     5.03181    5.12779
       308     5.02970    5.12663
       309     5.02910    5.12478
       310     5.02831    5.12208
       311     5.02240    5.12165
       312     5.02142    5.12014
       313     5.02037    5.11788
       314     5.01932    5.11775
       315     5.01797    5.11614
       316     5.01728    5.11560
       317     5.01620    5.11246
       318     5.01452    5.11095
       319     5.01420    5.11048
       320     5.01282    5.10770
       321     5.00822    5.10569
       322     5.00600    5.10533
       323     5.00536    5.10417
       324     5.00463    5.10470
       325     5.00287    5.10135
       326     5.00220    5.09904
       327     5.00113    5.09657
       328     5.00007    5.09557
       329     4.99969    5.09202
       330     4.99654    5.09191
       331     4.99220    5.09158
       332     4.99085    5.08970
       333     4.99046    5.08996
       334     4.98869    5.08786
       335     4.98801    5.08690
       336     4.98693    5.08621
       337     4.98552    5.08221
       338     4.98545    5.07952
       339     4.98332    5.07890
       340     4.98256    5.07632
       341     4.97711    5.07324
       342     4.97464    5.07380
       343     4.97466    5.07386
       344     4.97327    5.07220
       345     4.97254    5.07208
       346     4.97111    5.06926
       347     4.97103    5.06714
       348     4.96921    5.06623
       349     4.96786    5.06233
       350     4.96725    5.06049
       351     4.96080    5.05938
       352     4.96008    5.05779
       353     4.95897    5.05580
       354     4.95686    5.05611
       355     4.95686    5.05586
       356     4.95607    5.05307
       357     4.95460    5.05256
       358     4.95324    5.04990
       359     4.95281    5.04994
       360     4.95118    5.04675